2023 INVESTOR DAY Long Term Financial Outlook Sam Samad Executive Vice President, Chief Financial Officer

SAFE HARBOR DISCLOSURE The statements in the following presentations which are not historical facts may be forward looking statements. Readers are cautioned not to place undue reliance on forward looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the company's most recently filed Annual Report on Form 10-K and in any of the company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentations, references to adjusted EPS refer to adjusted diluted EPS. Any references to base business, testing, revenues, or volumes refer to the performance of our business excluding COVID-19 testing. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures. 2023 INVESTOR DAY 2

Key highlights Consistent execution throughout the pandemic Operating margin expansion beyond 2023 Balanced capital deployment priorities Long term outlook 2023-26: Mid single-digit revenue CAGR; and high single-digit adjusted EPS CAGR 2023 INVESTOR DAY 3

Consistent execution and strong growth through the pandemic We delivered a 9% revenue CAGR and 15% adjusted EPS CAGR since 2019 Revenues 3-year CAGR ~9% $ Millions $7,726 2019 $9,437 $2,723 $6,714 2020 $10,788 $2,770 $8,018 2021 $9,883 $1,454 $8,429 2022 Base Covid-19 Adjusted EPS 3-year CAGR ~15% $6.56 2019 $11.18 2020 $14.24 2021 $9.95 2022 2023 INVESTOR DAY 4

2023 represents a more normalized baseline for future growth Recap of full year 2023 guidance and assumptions 2023 REVENUE GUIDANCE BASE $8,650M - $8,750M +2.6% to +3.8% y-o-y COVID $175M - $275M (88.0%) to (81.1%) y-o-y 2023 ADJUSTED EPS GUIDANCE $8.40 - $9.00 $8.70 Midpoint 2023 GUIDANCE ASSUMPTIONS Base business margin expansion year-over-year More favorable unit price outlook Growth investments less dilutive to earnings $100M reduction in SG&A expense COVID-19 molecular volumes to average 5-10k/day COVID-19 molecular reimbursement <$51 beginning mid-May 2023 INVESTOR DAY 5

COVID-19 testing is part of the base business beyond 2023 COVID-19 REVENUES IN MILLIONS $2,723 2020 $2,770 2021 $1,454 2022 $225 2023E* Note: Midpoint of revenue guidance 2023 INVESTOR DAY 6

Our 2023 operating margin is close to pre-pandemic levels We are setting a new baseline for operating margin expansion beyond 2023 OPERATING MARGIN 17.0% 2019 23.4% 2020 23.8% 2021 17.6% 2022 ~17% 2023E 2023 INVESTOR DAY 7

Unless Congress acts, PAMA cuts will return in 2024 Medicare reimbursement cuts under PAMA expected to be ~$85M in 2024 2023 2024 2025 2026 CURRENT LAW UNDER PAMA No cuts 15% rate cut cap Data submission ~$85M in cuts expected 15% rate cut cap New fee schedule 15% rate cut cap IF SALSA IS ENACTED IN 2023 No Cuts 2.5% rate cut cap 5% rate cut cap Note: Assumes SALSA legislation text and timelines are updated only to reflect a 1-year delay in adoption of the bill introduced in 2022. 2023 INVESTOR DAY 8

We expect operating margin expansion beyond 2023 Targeting ~75-150 bps of operating margin expansion by 2026 OPERATING MARGIN ~17% 2023E +150 bps +75 bps 2026E LOW END ASSUMES: PAMA cuts return in 2024 HIGH END ASSUMES: SALSA is passed in 2023 DRIVERS OF OPERATING MARGIN EXPANSION: Revenue growth More favorable unit price outlook (ex-PAMA) Invigorate 2023 INVESTOR DAY 9

Balanced capital deployment priorities Reinvest in the business Execute on our M&A strategy with a goal to deliver 1-2% revenue growth from acquisitions Execute more share repurchases in the absence of M&A Consistently raise the dividend over time Committed to returning majority of free cash to shareholders 2023 INVESTOR DAY 10

Consistently returning cash to shareholders while investing for growth

Majority of free cash flow returned to shareholders since 2012

~$16.4B

CASH GENERATED FROM OPERATIONS AND DIVESTITURES

~$3.5B CAPEX	~$3.1B M&A	~$7.3B SHARE REPURCHASES	~$2.6B DIVIDENDS
INVESTED		RETURNED TO SHAREHOLDERS	

Quest Diagnostics® | 2023 INVESTOR DAY
11

M&A priorities: Continued focus on three key areas Targeting hospital outreach, regional independent labs and capability building assets REGIONAL INDEPENDENT LABS HOSPITAL OUTREACH CAPABILITY BUILDING ASSETS 2023 INVESTOR DAY 12

Positioned for long term profitable growth: 2023-26 Establishing 2023 as the new endemic baseline Total Revenues Mid single-digit CAGR Organic ~3% Acquisitions 1-2% Adjusted EPS* High single-digit CAGR Adjusted EPS* + dividend yield High single-digit to low double-digit CAGR Free cash flow growth commensurate with earnings growth Note: Assumes an adjusted tax rate of ~25.5% and a stable diluted share count beyond 2023. 2023 INVESTOR DAY 13

Key Takeaways Consistent execution throughout the pandemic Operating margin expansion beyond 2023 Balanced capital deployment priorities Long term outlook 2023-26: Mid single-digit revenue CAGR; and high single-digit adjusted EPS CAGR 2023 INVESTOR DAY 14

2023 INVESTOR DAY Appendix Non-GAAP Reconciliations

Note on Non-GAAP Financial Measures As used in this press release the term "reported" refers to measures under accounting principles generally accepted in the United States ("GAAP"). The term "adjusted" refers to non-GAAP operating performance measures that exclude special items such as restructuring and integration charges, amortization expense, and excess tax benefits ("ETB") associated with stock-based compensation. The company has provided a compound annual growth rate projection for 2023 to 2026 of high single digits for adjusted diluted EPS, which is a non-GAAP measure. The company is unable to present a reconciliation of adjusted diluted EPS to reported diluted EPS, the most comparable GAAP measure due to the inherent uncertainty and variability in the nature and amount of special items referenced above, and the amount of these items could be significant in any of the associated periods. Non-GAAP adjusted measures are presented because management believes those measures are useful adjuncts to GAAP results. Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures determined under GAAP. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors, to analyze the underlying trends in our business, to establish operational budgets and forecasts and for incentive compensation purposes. We believe that these non-GAAP measures are useful to investors and analysts to evaluate our performance period over period and relative to competitors, as well as to analyze the underlying trends in our business and to assess our performance. 2023 INVESTOR DAY 16

Adjusted Diluted EPS from Continuing Operations The following table reconciles adjusted diluted earnings per share from continuing operations ("Diluted EPS") to reported results under GAAP. Diluted EPS - as reported Amortization of intangible assets (a) Restructuring and integration charges (b) COVID-19 impact (c) Gain on remeasurement of equity interest (d) Other (e) Gains and losses on investments (f) Quest for Health Equity costs (g) Excess tax benefits associated with stock-based compensation Diluted EPS - as adjusted Twelve months ended December 31, 2019 $6.13 0.61 0.42 - (0.50) - - (0.10) $6.56 2020 $10.47 0.63 0.32 0.39 (0.46) 0.08 (0.10) 0.02 - (0.17) $11.18 2021 $15.55 0.62 0.36 0.03 - (0.24) 0.08 (2.02) (0.14) $14.24 2022 $7.97 0.74 0.56 - (0.05) 0.26 0.59 - (0.12) $9.95 Twelve months ended December Low $7.61 0.73 0.21 - - - (0.15) $8.40 High $8.21 0.73 0.21 - - - (0.15) $9.00 2023 INVESTOR DAY 17

Adjusted Diluted EPS from Continuing Operations (a) Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (b) Represents costs primarily associated with workforce reductions, systems conversions and integration incurred in connection with further restructuring and integrating our business. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (c) For the twelve months ended December 31, 2021, represents the impact of certain items resulting from the COVID-19 pandemic including incremental costs incurred to protect the health and safety of our employees and customers. For the twelve months ended December 31, 2020, principally includes expense associated with payments to eligible employees to help offset expenses they incurred as a result of COVID-19, incremental costs incurred primarily to protect the health and safety of our employees and customers, and certain asset impairment charges. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (d) For the twelve months ended December 31, 2020, represents a pre-tax gain of $70 million based on the difference between the fair value and the carrying value of an equity interest. On August 1, 2020, we completed the acquisition of the remaining 56% interest in Mid America Clinical Laboratories, LLC ("MACL") from our joint venture partners. As a result of the transaction, we remeasured our previously held minority interest in MACL to fair value and recognized a gain. Income tax expense was calculated based on an effective income tax rate on the transaction of 11.8%, which is lower than the statutory income tax rate due to a permanent difference in the financial reporting and tax basis of goodwill 2023 INVESTOR DAY 18

Adjusted Diluted EPS from Continuing Operations (e) For the twelve months ended December 31, 2022, primarily represents a $14 million impairment charge on certain property, plant and equipment and a $5 million loss associated with the increase in the fair value of the contingent consideration accruals associated with previous acquisitions, partially offset by a $10 million gain from a payroll tax credit under the Coronavirus Aid, Relief, and Economic Security Act associated with the retention of employees. Additionally, the twelve months ended December 31, 2022 includes an $18 million income tax benefit due to the adjustment to state deferred tax liabilities related to depreciation expense. For the twelve months ended December 31, 2020, primarily represents a loss on retirement of debt. For the twelve months ended December 31, 2019, primarily represents a gain associated with the sale and leaseback of a property, a gain associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, and a gain associated with an insurance claim for hurricane related losses, partially offset by costs incurred related to a data security incident and non-cash asset impairment charges. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. For the gain associated with an insurance claim for hurricane related losses in 2019, there was no net income tax expense as we were able to utilize net operating loss carryforwards for which a valuation allowance had previously been established. For the gain in 2019 associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, there was no net income tax expense related to acquisitions for which the gain was non-taxable. (f) Primarily represents gains and losses associated with changes in the carrying value of our strategic investments. For the twelve months ended December 31, 2021, the pre-tax impact also includes a non-cash impairment to the carrying value of an equity method investment. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. 2023 INVESTOR DAY 19

Adjusted Diluted EPS from Continuing Operations (g) Represents the costs associated with donations, contributions and other financial support through Quest for Health Equity (our initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities). Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (h) Represents a gain of $314 million following the sale of our 40% ownership interest in Q2 Solutions(R), our clinical trials central laboratory services joint venture, to IQVIA Holdings, Inc., our joint venture partner, for $760 million in an all-cash transaction. Income tax expense on the transaction resulted in an effective income rate of 17.6%. 2023 INVESTOR DAY 20

Adjusted Operating Income as a Percentage of Net Revenues The following table reconciles adjusted operating income as a percentage of net revenues to reported results under GAAP. Operating income - as reported - as a percentage of net revenues Amortization of intangible assets Restructuring and integration of charges (a) COVID-19 impact (b) Other (c) Quest for Health Equity costs (d) Operating income - as adjusted - as a percentage of net revenues Twelve months ended December 31, 2019 15.9% 1.2% 1.0% - (1.1%) - 17.0% 2020 20.9% 1.1% 0.6% 0.8% - 23.4% 2021 22.1% 1.0% 0.6% - 0.1% 23.8% 2022 14.5% 1.2% 0.9% - 0.1% 0.9% 17.6% 2023 15.3% 1.3% 0.4% - - 17.0% 2023 INVESTOR DAY 21

Adjusted Operating Income as a Percentage of Net Revenues (a) Represents costs primarily associated with workforce reductions, systems conversions and integration incurred in connection with further restructuring and integrating our business. (b) Principally includes expense associated with payments to eligible employees to help offset expenses they incurred as a result of COVID-19, incremental costs incurred primarily to protect the health and safety of our employees and customers, and certain asset impairment charges. (c) For the twelve months ended December 31, 2022, primarily represents a $14 million impairment charge on certain property, plant and equipment and a $5 million loss associated with the increase in the fair value of the contingent consideration accruals associated with previous acquisitions, partially offset by a $10 million gain from a payroll tax credit under the Coronavirus Aid, Relief, and Economic Security Act associated with the retention of employees. For the twelve months ended December 31, 2019, primarily represents a gain associated with the sale and leaseback of a property, a gain associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, and a gain associated with an insurance claim for hurricane related losses, partially offset by costs incurred related to a data security incident and non-cash asset impairment charges. (d) Represents the costs associated with donations, contributions and other financial support through Quest for Health Equity (our initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities). 2023 INVESTOR DAY 22